UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

SPRINT NEXTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

SPRINT NEXTEL CORPORATION

SPRINT NEXTEL CORPORATION

6200 SPRINT PARKWAY

OVERLAND PARK, KS 66251

Meeting Information

Meeting Type: Annual

For holders as of: 3/13/09

Date: 5/12/2009 Time: 10:00 a.m. Central time

Location: The Overland Park Convention Center

6000 College Boulevard

Overland Park, Kansas 66211

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/28/09.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

1. Election of Ten Directors

The Board of Directors recommends a vote FOR Item 1.

1a) Robert R. Bennett

1b) Gordon M. Bethune

1c) Larry C. Glasscock

1d) James H. Hance, Jr.

1e) Daniel R. Hesse

1f) V. Janet Hill

1g) Frank Ianna

1h) Sven-Christer Nilsson

1i) William R. Nuti

1j) Rodney O’Neal

2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of Sprint Nextel for 2009.

The Board of Directors recommends a vote FOR Item 2.

3. To approve amendments to the 1988 Employees Stock Purchase Plan.

The Board of Directors recommends a vote FOR Item 3.

4. To vote on a shareholder proposal concerning special shareholder meetings.

The Board of Directors recommends a vote AGAINST Item 4.

5. To vote on a shareholder proposal concerning political contributions.

The Board of Directors recommends a vote AGAINST Item 5.

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